EXHIBIT 10.3

This instrument was prepared with the assistance

of an attorney licensed in the State of California,

and after recording should be returned to:

Fabyanske, Westra, Hart & Thomson, P.A.

333 South Seventh Street, Suite 2600

Minneapolis, Minnesota 55402

Attn:  Frederick H. Ladner, Esquire

THIS SPACE ABOVE FOR RECORDER’S USE

DEED OF TRUST WITH ASSIGNMENT OF LEASES AND RENTS, SECURITY
AGREEMENT AND FIXTURE FILING

THIS DEED OF TRUST WITH ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT AND FIXTURE FILING is made as of November 6, 2020 by PDEX FRANKLIN LLC, a California limited liability company ("Borrower"), to The Heritage Escrow Company, a California corporation, as trustee ("Trustee"), for the benefit of MINNESOTA BANK & TRUST, a Minnesota state banking corporation, as beneficiary ("Lender"). The respective addresses of Borrower, Trustee and Lender are set forth in Section 5.5.

THIS DEED OF TRUST is given, among other things, for the purpose of securing a loan (the "Loan") from Lender, as lender, to Borrower, as borrower, the proceeds of which are to be used to pay, among other things, a portion of the costs of the purchasing certain real property located in County of Orange, State of California, which real property is more particularly described in Exhibit A attached hereto and by this reference incorporated herein (the "Land").

FOR GOOD AND VALUABLE CONSIDERATION, including the indebtedness herein recited and the trust herein created, the receipt of which is hereby acknowledged, Borrower, as trustor, hereby irrevocably grants, bargains, sells, transfers, conveys and assigns to Trustee, as trustee, IN TRUST, WITH POWER OF SALE AND RIGHT OF ENTRY AND POSSESSION, for the benefit and security of Lender, as beneficiary, under and subject to the terms and conditions hereinafter set forth, all of Borrower’s rights, title and interest in the Land;

TOGETHER WITH all of Borrower’s rights title and interest in any and all buildings and improvements now or hereafter erected on the Land including, without limitation, the fixtures, attachments, appliances, equipment, machinery, and other articles attached to said buildings and improvements (the "Improvements"), all of which are deemed and construed to be a part of the realty (the Land and the Improvements are collectively referred to herein as the "Premises");

TOGETHER WITH all of Borrower’s rights, title and interest in all Leases (as defined in Section 2.1 below) and all Rents (as defined in Section 2.1 below);

TOGETHER WITH all interests, estates or other claims, both in law and in equity, which Borrower now has or may hereafter acquire in the Premises;

TOGETHER WITH all right, title, and interest of Borrower in (a) the property and interests in property described on Exhibit B attached hereto and incorporated herein by reference, all other personal property now or hereafter owned by Borrower that is now or hereafter located on or used in connection with the Premises, (c) all other rights and interests of Borrower now or hereafter held in personal property that is now or hereafter located on or used in connection with the Premises, and (d) all proceeds thereof (such personal property and proceeds are collectively referred to in this Deed of Trust as the "Personal Property");

TOGETHER WITH all easements, rights-of-way and rights now owned or hereafter acquired by Borrower used in connection therewith or as a means of access thereto, and all rights to the nonexclusive use of common drive entries, and all tenements, hereditaments and appurtenances thereof and thereto, and all water and water rights and shares of stock evidencing the same;

TOGETHER WITH all leasehold estate, right, title and interest of Borrower in and to all leases, subleases, licenses, franchises and other agreements covering the Premises or any portion thereof now or hereafter existing or entered into, and all right, title and interest of Borrower thereunder including, without limitation, all cash or security deposits, advance rentals, and deposits or payments of similar nature;

TOGETHER WITH all right, title and interest now owned or hereafter acquired by Borrower in and to any greater estate in the Premises;

TOGETHER WITH all right, title and interest of Borrower, now owned or hereafter acquired, in and to any land lying within the right-of-way of any street, open or proposed, adjoining the Premises, and any and all sidewalks, alleys and strips and gores of land adjacent to or used in connection with the Premises;

TOGETHER WITH all the estate, interest, right, title, other claim or demand, both in law and in equity, including claims or demands with respect to the proceeds of insurance in effect with respect thereto, which Borrower now has or may hereafter acquire in the Premises, and any and all awards made for the taking by eminent domain, or by any proceeding of purchase in lieu thereof, of the whole or any part of the Trust Estate (as hereinafter defined), including, without limitation, any awards resulting from a change of grade of streets and awards for severance damages.

The entire estate, property and interest hereby conveyed to Trustee may hereafter be collectively referred to as the "Trust Estate."

FOR THE PURPOSE OF SECURING:

(a)

payment of all principal, interest, prepayment fees and other charges, late charges and loan fees, and all other sums owing under or evidenced by that certain Term Note (the "Note") of even date herewith in the principal amount of Five Million Two Hundred Seven Thousand Four Hundred Seventy Two and No/100ths Dollars ($5,207,472.00), executed and delivered by Borrower to the order of Lender pursuant to that certain Loan Agreement of even date herewith between Borrower and Lender (the "Loan Agreement"), which Note and Loan Agreement and any and all modifications, extensions, renewals and replacements thereof are by this reference hereby made a part hereof;

(b)

payment of all sums advanced by Lender to protect the Trust Estate, with interest thereon from the date of the advance, including, if not paid within ten days of demand therefor at the Default Rate (as defined in the Note);

(c)

payment of all other sums, with interest thereon, which may hereafter be loaned to Borrower, or its successors or assigns, by Lender, or its successors or assigns when evidenced by a promissory note or notes executed by Borrower reciting that they are secured by this Deed of Trust;

(d)

performance of every obligation, covenant or agreement of Borrower contained herein and in the Loan Agreement, and all supplements, amendments and modifications thereto and all extensions and renewals thereof;

(e)

performance of every obligation, covenant and agreement of Borrower contained in any agreement now or hereafter executed by Borrower which recites that the obligations thereunder are secured by this Deed of Trust;

(f)

compliance with and performance of each and every material provision of any declaration of covenants, conditions and restrictions pertaining to the Trust Estate or any portion thereof; and

(g)

all present and future debts, obligations and liabilities of Borrower (or any Affiliate of Borrower) under or relating to any and all present and future interest rate hedging agreements and Hedge Agreements which Borrower (or any Affiliate of Borrower) elects to enter into with Lender or any Affiliate of Lender in connection with or relating to the Loan, heretofore, now, or hereafter made, incurred, or created, whether voluntary or involuntary and however arising, whether due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined.

Notwithstanding the above or anything in this Deed of Trust to the contrary, however, this Deed of Trust shall not secure (i) Borrower's obligations under the Unsecured Environmental Indemnity (as defined in the Loan Agreement), (ii) any other third party guaranty of the Loan or Borrower's obligations under the Loan Documents, or (iii) any other Loan Document that specifically states that it is not secured by this Deed of Trust. All initially capitalized terms used herein without definition are as defined in the Loan Agreement. The rate of interest of the obligation secured hereunder may vary from time to time.

TO  PROTECT  THE  SECURITY  OF  THIS  DEED  OF  TRUST,  BORROWER HEREBY COVENANTS AND AGREES AS FOLLOWS:

ARTICLE I

COVENANTS AND AGREEMENTS OF BORROWER

1.1

Payment of Secured Obligations. Borrower shall pay when due the principal of and the interest on the indebtedness evidenced by the Note, all charges, fees and other sums as provided in the Loan Documents (including, without limitation, any prepayment fee); the principal of and interest on any future advances secured by this Deed of Trust; and the principal of and interest on any other indebtedness secured by this Deed of Trust.

1.2

Maintenance, Repair, Alterations, and Compliance with Laws. Borrower shall keep the Trust Estate in good condition and repair, normal wear and tear excepted; Borrower shall not remove, demolish or substantially alter any of the Improvements except upon the prior written consent of Lender; Borrower shall complete promptly and in a good and workmanlike manner any Improvement which may be now or hereafter constructed on the Land and promptly restore in like manner any portion of the Improvements which may be damaged or destroyed thereon from any cause whatsoever, and pay when due all claims for labor performed and materials furnished therefor; Borrower shall comply in all material respects with all laws, ordinances, regulations, covenants, conditions and restrictions now or hereafter affecting the Trust Estate or any part thereof or requiring any alterations or improvements, and the requirements of insurance companies and any bureau or agency which establishes standards of insurability; Borrower shall not commit or permit any physical waste or deterioration of the Trust Estate, and shall keep and maintain abutting grounds, sidewalks, roads, parking and landscape areas in good and neat order and repair; Borrower shall not commit, suffer or permit any act to be done in or upon the Trust Estate in violation of any law, ordinance or regulation; and Borrower shall do all other acts which from the character or use of the Trust Estate may be reasonably necessary to maintain and preserve its value. Borrower shall not apply for, willingly suffer or permit any change in zoning, subdivision, or land use regulations affecting the Premises without the consent of Lender. Borrower shall not drill or extract or enter into any lease for the drilling for or extraction of oil, gas or other hydrocarbon substances or any mineral of any kind or character on or from the Trust Estate or any part thereof without first obtaining Lender's written consent.

1.3

Required Insurance. Borrower shall at all times provide, maintain and keep in force or cause to be provided, maintained and kept in force, at no expense to Trustee or Lender, all policies of insurance that are required pursuant to the Loan Agreement or other Loan Documents, or that are otherwise reasonably required by Lender. The insurers, coverages, endorsements, certificates, liability limits and all other matters relating to such insurance policies shall be subject to the requirements set forth in Exhibit C attached hereto and by this reference incorporated herein .

1.4

Delivery of Policies, Payment of Premiums.

(a)

At Lender's option all policies of insurance must either have attached thereto a lender's loss payable endorsement for the benefit of Lender in form satisfactory to Lender or must name Lender as an additional insured (in each case, in accordance with the requirements of the Loan Agreement). At Lender's option, Borrower shall furnish Lender with an original of all policies of insurance required under Section 1.3 above or a certificate of insurance for each required policy setting forth the coverage, the limits of liability, the name of the carrier, the policy number and the period of coverage (and subject to any further requirements set forth in the Loan Agreement). If Lender consents, Borrower may provide any of the required insurance through blanket policies carried by Borrower and covering more than one location, or by policies procured by a party holding under Borrower; provided, however, all such policies must be in form and substance and issued by companies reasonably satisfactory to Lender. At least ten (10) days prior to the expiration of each required policy, Borrower shall deliver to Lender evidence satisfactory to Lender of the payment of premium and the renewal or replacement of such policy continuing insurance in the form required by this Deed of Trust. All such policies must contain a provision that, notwithstanding any contrary agreement between Borrower and an insurance company, such policies will not be cancelled, allowed to lapse without renewal, surrender, reduced in scope or limits of coverage or otherwise materially amended, without at least thirty (30) days' prior written notice to Lender.

(b)

In the event Borrower fails to provide, maintain, keep in force or deliver to Lender the policies of insurance required by this Deed of Trust or by any Loan Document, Lender may (but has no obligation to) procure such insurance or single-interest insurance for such risks covering Lender's interest, and Borrower will pay all premiums thereon promptly upon demand by Lender, and until such payment is made by Borrower, the amount advanced by Lender with respect to all such premiums will bear interest at the Interest Rate and if not paid within ten (10) days of demand therefor, at the Default Rate. After the occurrence of an Event of Default (as defined below) (whether or not such Event of Default is subsequently cured), upon request by Lender, Borrower shall deposit with Lender an initial cash reserve in an amount equal to one-half (½) of the estimated aggregate annual insurance premiums on all policies of insurance required by this Deed of Trust and thereafter continue to deposit with Lender, in monthly installments, an amount equal to one-twelfth (1/12) of the estimated aggregate annual insurance premiums on all policies of insurance required by this Deed of Trust. In such event Borrower further agrees to cause all bills, statements or other documents relating to the foregoing insurance premiums to be sent or mailed directly to Lender. Upon receipt of such bills, statements or other documents evidencing that a premium for a required policy is then payable, and providing Borrower has deposited sufficient funds with Lender pursuant to this Section 1.4, Lender shall timely pay such amounts as may be due thereunder out of the funds so deposited with Lender. If at any time and for any reason the funds deposited with Lender are or will be insufficient to pay such amounts as may be then or subsequently due, Lender shall notify Borrower and Borrower shall immediately deposit an amount equal to such deficiency with Lender. Notwithstanding the foregoing, nothing contained herein will cause Lender to be deemed a trustee of said funds or to be obligated to pay any amounts in excess of the amount of funds deposited with Lender pursuant to this Section 1.4, nor will anything contained herein modify the obligation of Borrower set forth in Section 1.3 hereof to maintain and keep such insurance in force at all times. Lender may commingle said reserve with its own funds and Borrower will be entitled to no interest thereon.

1.5

Casualties; Insurance Proceeds. Borrower shall give prompt written notice thereof to Lender after the occurrence of any casualty to or in connection with the Trust Estate or any part thereof, whether or not covered by insurance, to the extent the amount claimed on account of such casualty is in excess of $500,000.00 (the “Threshold Amount”).  In the event of such casualty in excess of the Threshold Amount, all proceeds of insurance must be payable to Lender, and Borrower hereby authorizes and directs any affected insurance company to make payment of such proceeds directly to Lender. If Borrower receives any proceeds of insurance resulting from such casualty in excess of the Threshold Amount, Borrower shall promptly pay over such proceeds to Lender. Lender is hereby authorized and empowered by Borrower to participate in the settlement, adjustment or compromise of any and all claims for loss, damage or destruction under any policy or policies of insurance in excess of the Threshold Amount and following an Event of Default is authorized and empowered by Borrower to settle, adjust or compromise any and all claims for loss, damage or destruction under any policy or policies of insurance. So long as no Event of Default has occurred and is continuing, Borrower shall be entitled to receive and use any and all loss proceeds where the amount claimed is under the Threshold Amount to the restoration of the Improvements. In the event of any damage or destruction of the Premises in excess of the Threshold Amount, Lender shall apply all loss proceeds remaining after deductions of all expenses of collection and settlement thereof, including, without limitation, reasonable attorneys' and adjustors' fees and expenses, to the restoration of the Improvements but only as repairs or replacements are effected and continuing expenses become due and payable; provided that the following conditions are met: (a) no Event of Default exists; (b) the Loan is in balance (taking into account all costs of reconstruction and the amount of the loss proceeds, if any, the amount of operating expenses and interest that will accrue under the Note, and any additional funds deposited by Borrower with Lender to pay for such costs of reconstruction); (c) Lender has determined, in its sole discretion, that the damage or destruction can be repaired and that the damaged portion of the Improvements can be completed according to the requirements of the Loan Agreement; (d) Lender and all applicable governmental authorities have approved the final plans and specifications for reconstruction of the damaged portion of the Improvements; (e) Lender has approved, for the reconstruction of the damaged portion of the Improvements, in its sole discretion, the budget, the construction schedule and the construction contract; and (f) Lender has determined, in its sole discretion, that after the reconstruction work is completed, the value of the Project will not be less than the original appraised value of the Project, as approved by Lender. If any one or more of such conditions set forth herein have not been met, Lender will not be obligated to make any further disbursements pursuant to the Loan Agreement, and Lender shall apply all such loss proceeds, after deductions as herein provided, to the repayment of the outstanding balance of the Note, together with all accrued interest thereon, in such order as Lender may elect, notwithstanding that the outstanding balance may not be due and payable. Nothing herein contained will be deemed to excuse Borrower from repairing or maintaining the Trust Estate as provided in Section 1.2 hereof or restoring all damage or destruction to the Trust Estate, regardless of whether or not there are insurance proceeds available to Borrower or whether any such proceeds are sufficient in amount, and the application or release by Lender of any insurance proceeds will not cure or waive any default or notice of default under this Deed of Trust or invalidate any act done pursuant to such notice.

1.6

Assignment of Policies Upon Foreclosure. In the event of foreclosure of this Deed of Trust or other transfer of title or assignment of the Trust Estate in extinguishment, in whole or in part, of the debt secured hereby, all right, title and interest of Borrower in and to all policies of insurance required by Section 1.3 will inure to the benefit of and pass to the successor in interest to Borrower or the purchaser or grantee of the Trust Estate.

1.7

Indemnification; Subrogation; Waiver of Offset.

(a)

If Lender is made a party to any litigation concerning the Note, this Deed of Trust, any of the Loan Documents, the Trust Estate or any part thereof or interest therein, or the occupancy of the Trust Estate by Borrower, then Borrower shall indemnify, defend and hold Lender harmless from all liability by reason of said litigation, including reasonable attorneys' fees and expenses incurred by Lender as a result of any such litigation, whether or not any such litigation is prosecuted to judgment. However, Borrower will not be obligated to indemnify, defend and hold Lender harmless from any claims which arise solely out of the gross negligence or willful misconduct of Lender. Lender may employ an attorney or attorneys to protect its rights hereunder, and in the event of such employment following any breach by Borrower, Borrower shall pay Lender reasonable attorneys' fees and expenses incurred by Lender, whether or not an action is actually commenced against Borrower by reason of its breach. This Section 1.7 will not apply to any matters covered by the Unsecured Environmental Indemnity.

(b)

Borrower waives any and all right to claim or recover against Lender, its officers, employees, agents and representatives, for loss of or damage to Borrower, the Trust Estate, Borrower's property or the property of others under Borrower's control from any cause insured against or required to be insured against by the provisions of this Deed of Trust.

(c)

All sums payable by Borrower pursuant to this Deed of Trust must be paid as and when due without notice or demand (except as expressly required hereunder), counterclaim, setoff, deduction or defense and without abatement, suspension, deferment, diminution or reduction, and the obligations and liabilities of Borrower hereunder will in no way be released, discharged or otherwise affected (except as expressly provided herein) by reason of: (i) any damage to or destruction of or any condemnation or similar taking of the Trust Estate or any part thereof; (ii) any restriction or prevention of or interference by any third party with any use of the Trust Estate or any part thereof; (iii) any title defect or encumbrance or any eviction from the Premises or any part thereof by title paramount or otherwise; (iv) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to Lender, or any action taken with respect to this Deed of Trust by any trustee or receiver of Lender, or by any court, in any such proceeding; (v) any claim which Borrower has or might have against Lender; (vi) any default or failure on the part of Lender to perform or comply with any of the terms hereof or of any other agreement with Borrower; or (vii) any other occurrence whatsoever, whether similar or dissimilar to the foregoing; whether or not Borrower has notice or knowledge of any of the foregoing. Except as expressly provided herein, Borrower waives all rights now or hereafter conferred by statute or otherwise to any abatement, suspension, deferment, diminution or reduction of any sum secured hereby and payable by Borrower.

1.8

Taxes and Impositions.

(a)

Borrower shall pay, or cause to be paid prior to delinquency, all real property taxes and assessments, general and special, and all other taxes and assessments of any kind or nature whatsoever, including, without limitation, nongovernmental levies or assessments such as maintenance charges, levies or charges resulting from covenants, conditions and restrictions affecting the Trust Estate, which are assessed or imposed upon the Trust Estate, or become due and payable, and which create, may create or appear to create a lien upon the Trust Estate, or any part thereof, or upon any person, property, equipment or other facility used in the operation or maintenance thereof (all the above collectively hereinafter referred to as "Impositions"); provided, however, that if, by law any such Imposition is payable, or may at the option of the taxpayer be paid, in installments, Borrower may pay the same or cause it to be paid, together with any accrued interest on the unpaid balance of such Imposition, in installments before any fine, penalty, interest or cost may be added thereto for the nonpayment of any such installment and interest.

(b)

If at any time after the date hereof there is assessed or imposed (i) a tax or assessment on the Trust Estate in lieu of or in addition to the Impositions payable by Borrower pursuant to Section 1.8(a), or (ii) a license fee, tax or assessment imposed on Lender and measured by or based in whole or in part upon the amount of the outstanding obligations secured hereby, then all such taxes, assessments or fees will be deemed to be included within the term "Impositions" as defined in Section 1.8(a) and Borrower shall pay and discharge the same as herein provided with respect to the payment of Impositions. If Borrower fails to pay such Impositions prior to delinquency or if Borrower is prohibited by law from paying such Impositions, Lender may at its option declare all obligations secured hereby together with all accrued interest thereon, immediately due and payable. Anything to the contrary herein notwithstanding, Borrower will have no obligation to pay any franchise, estate, inheritance, income, excess profits or similar tax levied on Lender or on the obligations secured hereby.

(c)

Subject to the provisions of Section 1.8(d) and upon request by Lender, Borrower shall deliver to Lender before any such Imposition is due and payable official receipts of the appropriate taxing authority, or other proof reasonably satisfactory to Lender, evidencing the payment thereof.

(d)

Borrower has the right to contest or object to the amount or validity of any such Imposition by appropriate proceedings, but this will not be deemed or construed in any way as relieving, modifying or extending Borrower's covenant to pay any such Imposition at the time and in the manner provided in this Section 1.8, unless Borrower has given prior written notice to Lender prior to delinquency of the same of Borrower's intent to so contest or object to an Imposition, and unless, at Lender's sole option, (i) Borrower demonstrates to Lender's reasonable satisfaction that the proceedings to be initiated by Borrower will conclusively operate to prevent the sale of the Trust Estate, or any part thereof, to satisfy such Imposition prior to final determination of such proceedings; or (ii) Borrower furnishes a good and sufficient bond or surety as requested by and reasonably satisfactory to Lender; or (iii) Borrower demonstrates to Lender's reasonable satisfaction that Borrower has provided as good and sufficient undertaking as may be required or permitted by law to accomplish a stay of any such sale.

(e)

After the occurrence of an Event of Default (whether or not such Event of Default is subsequently cured), upon request by Lender, Borrower shall pay to Lender an initial cash reserve in an amount equal to one-half (½) of all Impositions for the ensuing tax fiscal year and shall thereafter continue to deposit with Lender, in monthly installments, an amount equal to one-twelfth (1/12) of the sum of the annual Impositions reasonably estimated by Lender, for the purpose of paying the installment of Impositions next due on the Trust Estate (funds deposited for this purpose will hereinafter be referred to as "Impounds"). In such event Borrower further agrees to cause all bills, statements or other documents relating to Impositions to be sent or mailed directly to Lender. Upon receipt of such bills, statements or other documents, and providing Borrower has deposited sufficient Impounds with Lender pursuant to this Section 1.8(e), Lender shall timely pay such amounts as may be due thereunder out of the Impounds so deposited with Lender. If at any time and for any reason the Impounds deposited with Lender are or will be insufficient to pay such amounts as may then or subsequently be due, Lender may, at its option, notify Borrower and upon such notice Borrower shall deposit immediately an amount equal to such deficiency with Lender. Notwithstanding the foregoing, nothing contained herein will cause Lender to be deemed a trustee of said funds or to be obligated to pay any amounts in excess of the amount of funds deposited with Lender pursuant to this Section 1.8(e). Lender may commingle Impounds with its own funds and will not be obligated to pay or allow any interest on any Impounds held by Lender pending disbursement or application hereunder. Lender may reserve for future payment of Impositions such portion of the Impounds as Lender may in its absolute discretion deem proper. Should Borrower fail to deposit with Lender (exclusive of that portion of said payments that has been applied by Lender upon any indebtedness or obligation secured hereby) sums sufficient to fully pay such Impounds at least fifteen (15) days before delinquency thereof, Lender may, at Lender's election, but without any obligation to do so, advance any amounts required to make up the deficiency, which advances, if any, will be secured hereby and will be repayable to Lender as herein elsewhere provided, or Lender may, at its option and without making any advance notice whatever, apply any Impounds held by it upon any indebtedness or obligation secured hereby in such order as Lender may determine, notwithstanding that said indebtedness or the performance of said obligation may not yet be due according to the terms thereof. Upon the occurrence of an Event of Default, Lender may, at any time at Lender's option, apply any sums or amounts in its hands received pursuant to Sections 1.4(b) and 1.8(e) hereof, or as rents or income of the Trust Estate or otherwise, to any indebtedness or obligation of Borrower secured hereby in such manner and order as Lender may elect, notwithstanding said indebtedness or the performance of said obligation may not yet be due according to the terms thereof. The receipt, use or application of any such Impounds paid by Borrower to Lender hereunder will not be construed to affect the maturity of any indebtedness secured by this Deed of Trust or any of the rights or powers of Lender or Trustee under the terms of the Loan Documents or any of the obligations of Borrower or any guarantor under the Loan Documents.

(f)

Borrower shall not suffer, permit or initiate the joint assessment of any real and personal property which may constitute all or a portion of the Trust Estate or suffer, permit or initiate any other procedure whereby the lien of the real property taxes and the lien of the personal property taxes will be assessed, levied or charged to the Trust Estate as a single lien.

(g)

Upon the request of Lender, Borrower shall promptly cause to be furnished to Lender, at Borrower's expense, a tax reporting service covering the Trust Estate of the type, duration and with a company satisfactory to Lender.

1.9

Utilities. Borrower shall pay or shall cause to be paid when due all utility charges that are incurred by Borrower for the benefit of the Trust Estate or that may become a charge or lien against the Trust Estate for gas, electricity, water or sewer services furnished to the Trust Estate and all other assessments or charges of a similar nature, whether public or private, affecting or related to the Trust Estate or any portion thereof, whether or not such taxes, assessments or charges are or may become liens thereon.

1.10

Actions Affecting Trust Estate. Borrower shall give Lender and Trustee prompt written notice of the assertion of any claim with respect to, or the filing of any action or proceeding purporting to affect the Trust Estate, the security hereof or the rights or powers of Lender or Trustee. Borrower shall appear in and contest any such action or proceeding and shall pay all costs and expenses, including cost of evidence of title and attorneys' fees, in any such action or proceeding in which Lender or Trustee may appear.

1.11

Actions By Trustee or Lender to Preserve Trust Estate. If Borrower fails to make any payment or to do any act as and in the manner provided in any of the Loan Documents, Lender and/or Trustee, each in its own discretion, without obligation so to do, without releasing Borrower from any obligation, and without notice to or demand upon Borrower, may make or do the same in such manner and to such extent as either may deem necessary to protect the security hereof. In connection therewith (without limiting their general powers, whether conferred herein, in other Loan Documents or by law), Lender and Trustee have and are hereby given the right, but not the obligation, (i) to enter upon and take possession of the Trust Estate; (ii) to make additions, alterations, repairs and improvements to the Trust Estate that they or either of them may consider necessary or proper to keep the Trust Estate in good condition and repair; (iii) to appear and participate in any action or proceeding affecting or that may affect the security hereof or the rights or powers of Lender or Trustee; (iv) to pay, purchase, contest or compromise any encumbrance, claim, charge, lien or debt that in the judgment of either may affect or appears to affect the security of this Deed of Trust or be prior or superior hereto; and (v) in exercising such powers, to pay necessary expenses, including reasonable attorneys' fees and costs or other necessary or desirable consultants. Borrower shall, immediately upon demand therefor by Lender and Trustee or either of them, pay to Lender and Trustee an amount equal to all respective costs and expenses reasonably incurred by such party in connection with the exercise by either Lender or Trustee or both of the foregoing rights, including, without limitation, costs of evidence of title, court costs, appraisals, surveys and receiver's, trustee's and reasonable attorneys' fees, together with interest thereon from the date of such expenditures at the Interest Rate and if not paid within ten (10) days of demand therefor, at the Default Rate.

1.12

Transfer of Trust Estate Or Ownership Interests by Borrower. In order to induce Lender to make the loan secured hereby, Borrower agrees that, in the event of any "transfer" (as defined below), without the prior written consent of Lender, Lender has the absolute right at its option, without prior demand or notice, to declare all sums secured hereby immediately due and payable. Consent to one such transfer will not be deemed to be a waiver of the right to require consent to future or successive transfers. Lender may grant or deny such consent in its sole discretion, and may impose any conditions to such consent in its sole discretion (including, without limitation, changes to the terms of the loan and the imposition of fees) and, if consent should be given, any such transfer will be subject to this Deed of Trust, and any such transferee shall assume all obligations hereunder and agree to be bound by all provisions contained herein.  Such assumption will not, however, release Borrower or any maker or guarantor of the Note from any liability thereunder without the prior written consent of Lender. As used herein, "transfer" includes the direct or indirect sale, agreement to sell, transfer, conveyance, pledge, mortgage, encumbrance, lien, collateral assignment or hypothecation of the Trust Estate, or any portion thereof or interest therein (other than the Permitted Encumbrances), whether voluntary, involuntary, by operation of law or otherwise, the execution of any installment land sale contract or similar instrument affecting all or a portion of the Trust Estate, or the lease of all or substantially all of the Trust Estate (excluding, however, any transfers that are specifically permitted by the terms of the Loan Agreement). The term "transfer" also includes the direct or indirect transfer, assignment, withdrawal, hypothecation or conveyance of legal or beneficial ownership of any membership, partnership, stock or other ownership interest (an "ownership interest") that results in a change in control of Borrower or in any member or partner of Borrower (excluding, however, transfers of stock or limited partnership interests in a publicly traded company, or a change in control of a publicly traded company).

1.13

Full Performance Required; Survival of Warranties. All representations, warranties and covenants of Borrower contained in any loan application or made to Lender in connection with the loan secured hereby or contained in the Loan Documents or incorporated by reference therein, will survive the execution and delivery of this Deed of Trust and will remain continuing obligations, warranties and representations (provided that any warranties and representation of Borrower made as of a specific date shall only be required to remain true as of the date made) of Borrower so long as any portion of the obligations secured by this Deed of Trust remains outstanding.

1.14

Eminent Domain. If any proceeding or action is commenced for the taking of the Trust Estate, or any part thereof or interest therein, for public or quasi-public use under the power of eminent domain, condemnation or otherwise, or if the same is taken or damaged by reason of any public improvement or condemnation proceeding, or in any other manner, or should Borrower receive any notice or other information regarding such proceeding, action, taking or damage, Borrower shall give prompt written notice thereof to Lender. Lender is entitled at its option, without regard to the adequacy of its security, to commence, appear in and prosecute in its own name any such action or proceeding. Lender is also entitled to make any compromise or settlement in its own name in connection with such taking or damage. All compensation, awards, damages, rights of action and proceeds awarded to Borrower by reason of any such taking or damage to the Premises or any part thereof or any interest therein for public or quasi-public use under the power of eminent domain, by reason of any public improvement or condemnation proceeding, or in any other manner (the "Condemnation Proceeds") are hereby assigned to Lender and Borrower agrees to execute such further assignments of the Condemnation Proceeds as Lender or Trustee may require. After deducting therefrom all costs and expenses (regardless of the particular nature thereof and whether incurred with or without suit), including attorneys' fees, incurred by it in connection with any such action or proceeding, Lender shall apply all such Condemnation Proceeds to the restoration of the Improvements (other than Condemnation Proceeds attributable to temporary use or occupancy which may be applied, at Lender's option, to installments of principal and interest and other charges due under the Note and other Loan Documents when the same become due and payable) provided that:

(a)

the taking or damage will not, in Lender's reasonable judgment, materially impair the security for the Loan; and

(b)

all conditions set forth in Section 1.5 are met.

If all of the above conditions are met, Lender shall disburse the Condemnation Proceeds in accordance with the Loan Agreement and only as repairs or replacements are effected and continuing expenses become due and payable. If any one or more of the above conditions are not met, to the maximum extent not prohibited by applicable law, Lender shall apply all of the Condemnation Proceeds, after deductions as herein provided, to the repayment of the outstanding balance of the Note, together with all accrued interest thereon, in such order as Lender may elect, notwithstanding that said outstanding balance may not be due and payable, and Lender will have no further obligation to make disbursements pursuant to the Loan Agreement or the other Loan Documents. Application or release of the Condemnation Proceeds as provided herein will not cure or waive any default or notice of default hereunder or under any other Loan Document or invalidate any act done pursuant to such notice.

1.15

Additional Security. No other security now existing, or hereafter taken, to secure the obligations secured hereby will be impaired or affected by the execution of this Deed of Trust; and all additional security will be taken, considered and held as cumulative. The taking of additional security, execution of partial releases of the security, or any extension of the time of payment of the indebtedness will not diminish the force, effect or lien of this Deed of Trust and will not affect or impair the liability of any maker, surety or endorser for the payment of said indebtedness. If Lender at any time holds additional security for any of the obligations secured hereby, Lender may enforce the sale thereof or otherwise realize upon the same, at its option, either before, concurrently, or after a sale is made hereunder.

1.16

Appointment of Successor Trustee. Lender may, from time to time, by a written instrument executed and acknowledged by Lender and recorded in the County in which the Trust Estate is located and by otherwise complying with the provisions of applicable law, substitute a successor or successors to any Trustee named herein or acting hereunder; and said successor will, without conveyance from the Trustee predecessor, succeed to all title, estate, rights, powers and duties of said predecessor.

1.17

Successors and Assigns. This Deed of Trust applies to, inures to the benefit of (subject, however, to all restrictions on transfer provided in Section 1.12) and binds all parties hereto, their heirs, legatees, devisees, administrators, executors, successors and assigns. The term "Lender" means the owner and holder of the Note, whether or not named as Lender herein. This Section 1.17 will not be deemed a waiver of the provisions of Section 1.12 hereof.

1.18

Inspections. Lender, or its agents, representatives or workers, are authorized to enter the Trust Estate for the purpose of inspecting the same and for the purpose of performing any of the acts it is authorized to perform hereunder or under the terms of any of the Loan Documents as set forth in the Loan Agreement or such other Loan Documents.

1.19

Liens. Borrower shall pay and promptly discharge, at Borrower's cost and expense, all liens, encumbrances and charges (collectively, "Liens") upon the Trust Estate, or any part thereof or interest therein; provided, however, that Borrower has the right to contest in good faith and with reasonable diligence the validity of any such Liens, and pending such contest Borrower shall not be deemed in default hereunder if Borrower, within ten (10) days of Lender's request, obtains an appropriate surety bond and takes all other actions required to remove and release such Lien as an encumbrance against all and any portion of the Trust Estate; provided, further, however, Lender will not be required to make any further disbursements of the Loan until all such Liens have been removed as encumbrances against all and any portion of the Trust Estate, and have been insured against by the Title Company to Lender's satisfaction. In the case of stop notices, Borrower has the right to contest, in good faith and with reasonable diligence, the validity of any stop notice, provided Borrower has filed with Lender a bond in form and amount sufficient to release such stop notice. Borrower shall cause any such stop notice to be released within ten (10) days of Lender's request, and, without limiting the foregoing, Lender shall have no obligation to make any further disbursements of the Loan until all stop notices have been fully released or discharged. Notwithstanding the foregoing or anything else contained in this Agreement which may be construed to the contrary, in the event that any action or other proceeding is instituted to enforce or foreclose any Lien against any of the Trust Estate, the Borrower shall immediately (and in any event within three days of request by Lender, or five days prior to any scheduled foreclosure sale, whichever is sooner) make such payments, obtain such surety bonds and/or take such other action as the Lender may, in its sole discretion, require in order to release the Lien. If Borrower fails to remove and discharge any such Lien or stop notice as required above, then, in addition to any other right or remedy of Lender, Lender may, but is not obligated to, discharge the same, either by paying the amount claimed to be due, or by procuring the discharge of such Lien or stop notice by depositing in a court a bond or the amount claimed or otherwise giving security for such claim, or by procuring such discharge in such manner as is or may be prescribed by law. Borrower shall, immediately upon demand therefor by Lender, pay to Lender an amount equal to all costs and expenses incurred by Lender in connection with the exercise by Lender of the foregoing right to discharge any such Lien or stop notice together with interest thereon from the date of such expenditure at the Default Rate.

1.20

Trustee's Powers. At any time, or from time to time, without liability therefor and without notice, upon written request of Lender and presentation of this Deed of Trust and the Note secured hereby for endorsement, and without affecting the personal liability of any person for payment of the indebtedness or performance of any obligation secured hereby or the effect of this Deed of Trust upon the remainder of said Trust Estate, Trustee may (i) reconvey any part of said Trust Estate, (ii) consent in writing to the making of any map or plat thereof, (iii) join in granting any easement thereon, or (iv) join in any declaration of restrictions, any extension agreement or any agreement subordinating the lien or charge hereof.

1.21

Lender's Powers. Without affecting the liability of any other person liable for the payment of any obligation herein mentioned, and without affecting the lien or charge of this Deed of Trust upon any portion of the Trust Estate not then or theretofore released as security for the full amount of all unpaid obligations, Lender may, from time to time and without notice (i) release any person so liable, (ii) extend the maturity or alter any of the terms of any such obligation, (iii) grant other indulgences, (iv) release or reconvey, or cause to be released or reconveyed at any time at Lender's option any parcel, portion or all of the Trust Estate, (v) take or release any other or additional security for any obligation herein mentioned, or (vi) make compositions or other arrangements with debtors in relation thereto.

1.22

Financial Statements. Borrower shall deliver to Lender copies of such financial statements, balance sheets, profit and loss statements, operating statements, income and expense statements and other financial information in reasonable detail and at the times required by the Loan Agreement. All such statements must be prepared in accordance with the requirements of the Loan Agreement and Lender has the right to audit and inspect all books and records relating thereto.

1.23

Trade Names. At the request of Lender, Borrower shall execute a certificate in form satisfactory to Lender listing the trade names or fictitious business names under which Borrower intends to operate the Trust Estate or any business located thereon and representing and warranting that Borrower does business under no other trade names or fictitious business names with respect to the Trust Estate. Borrower shall immediately notify Lender in writing of any change in said trade names or fictitious business names, and will, upon request of Lender, execute any additional financing statements and other certificates necessary to reflect the change in trade names or fictitious business names.

1.24

Leasehold. If a leasehold estate constitutes a portion of the Trust Estate, Borrower agrees not to amend, change, terminate or modify such leasehold estate or any interest therein without the prior written consent of Lender. Consent to one amendment, change, agreement or modification will not be deemed to be a waiver of the right to require consent to other, future or successive amendments, changes, agreements or modifications. Borrower shall perform all obligations and agreements under said leasehold and shall not take any action or omit to take any action which would effect or permit the termination of said leasehold. Borrower agrees to promptly notify Lender in writing with respect to any default or alleged default by any party thereto and to deliver to Lender copies of all notices, demands, complaints or other communications received or given by Borrower with respect to any such default or alleged default. Lender has the option to cure any such default and to perform any or all of Borrower's obligations thereunder. All sums expended by Lender in curing any such default will be secured hereby and will be immediately due and payable without demand or notice and will bear interest from date of expenditure at the Default Rate.

ARTICLE II

ASSIGNMENT OF RENTS AND LEASES

2.1

Assignment. Borrower does hereby absolutely, unconditionally and irrevocably grant, convey, assign, transfer and set over unto Lender the following, as security for the payment and performance of the obligations secured by this Deed of Trust:

(a)

all rights, title, interests, estates, powers, privileges, options and other benefits of Borrower in, to and under any and all leases, subleases, licenses, concessions, tenancies and any other agreements creating the right of possession without a transfer of title, whether oral or written, and whether now or hereafter existing, which cover or affect all or any portion of the Premises, together with all renewals, extensions, modifications, amendments, guaranties, subleases and assignments thereof (herein collectively referred to as the "Leases"); and

(b)

all of the rents, income, receipts, revenues, issues, profits and other sums of money (hereinafter collectively called the "Rents") that are now and/or at any time hereafter become due and payable to Borrower under the terms of the Leases or arising or issuing from or out of the Leases or from or out of the Premises or any part thereof, including but not limited to minimum rents, additional rents, percentage rents, deficiency rents and liquidated damages following default, security deposits, advance rents, all proceeds payable under any policy of insurance covering loss of rents resulting from untenantability caused by destruction or damage to the Premises and all of Borrower's rights to recover monetary amounts from any lessee in bankruptcy, conservatorship, receivership or similar proceeding including, without limitation, rights of recovery for use and occupancy and damage claims arising out of lease defaults, including rejections, disaffirmances, repudiations, and similar actions, under the Federal Bankruptcy Code, the Federal Deposit Insurance Act and other statutes governing the rights of creditors, including specifically the immediate and continuing right to collect and receive each and all of the foregoing.

2.2

Borrower hereby represents and warrants unto Lender that: (i) Borrower is the sole owner of the entire lessor's interest in the Leases and has good title and good right to assign the Leases and Rents hereby assigned and no other person or entity has any right, title or interest therein; (ii) Borrower has duly and punctually performed all of the terms, covenants, conditions and warranties of the  Leases that were to be kept, observed and performed by it to date; (iii) Borrower has not at any time prior to the date hereof exercised any right to subordinate any Lease to any deed of trust or mortgage or any other encumbrance of any kind; (iv) Borrower has not executed any prior assignments of the Leases or the Rents; (v) no Rents owing under any existing Lease for any period subsequent to the date hereof (other than the first month's rent or the current month's rent) has been collected in advance; (vi) Borrower has not performed any act or executed any other instrument which might prevent Lender from enjoying and exercising any of its rights and privileges evidenced hereby; and (vii) except as disclosed to Lender in writing, each of the existing Leases are valid and subsisting and in full force and effect and unmodified, there exists no defense, counterclaim or set-off to the payment of the Rents thereunder, there are no defaults now existing thereunder and no event has occurred which with the passage of time or the giving of notice, or both, would constitute such a default.

2.3

Borrower agrees that, so long as the indebtedness evidenced by the Note or any part thereof or any other indebtedness secured by this Deed of Trust shall remain unpaid, Borrower shall not (and any such actions taken by Borrower in violation of the following provisions shall be null and void), unless Lender consents thereto in advance in writing in Lender's sole discretion or such action is expressly permitted by the Loan Agreement or leasing guidelines promulgated by Lender: (i) enter into any Lease covering any portion of the Premises, nor renew or extend the term of any Lease (unless an option therefor was originally reserved by the lessee in the Lease), or relocate or expand the floor space of any lessee under a Lease within the Premises (unless an option therefor was originally reserved by the lessee in the Lease); (ii) make any assignment, pledge or disposition of the Leases or the Rents; (iii) subordinate any of the Leases to any deed of trust or mortgage or any other encumbrance of any kind or permit, consent or agree to such subordination; (iv) reduce the Rents payable under any of the Leases, nor modify, alter or amend any of the Leases or waive, excuse, condone, discount, set off, compromise or in any manner release or discharge any lessee under any Lease of and from any obligations, covenants, conditions and agreements to be kept, observed and performed by such lessee, including the obligation to pay the Rents thereunder in the manner and at the place and time specified therein; (v) incur any indebtedness to a lessee under or guarantor of any Lease which may under any circumstance be used as an offset against the Rents or other payments due under said Lease; (vi) exercise any option required or permitted by the terms of any of the Leases without the prior written consent of Lender;(vii) receive or collect any Rents from any present or future lessee of the Premises or any part thereof for a period of more than one month in advance of the date on which such payment is due; (ix) cancel or terminate any of the Leases, accept a surrender thereof, commence an action of ejectment or any summary proceedings for dispossession of a lessee under any of the Leases, or convey or transfer or suffer or permit a conveyance or transfer of the premises demised thereby or of any interest therein so as to effect directly or indirectly, proximately or remotely, a merger of the estates and rights of, or a termination or diminution of the obligations of any lessee thereunder; (x) consent to an assignment or sublease of the interest and estate of any lessee under any of the Leases, whether or not in accordance with its terms; or (xi) modify or change the terms of any guaranty of any of the Leases or cancel or terminate such guaranty.

2.4

Borrower covenants with Lender, for so long as the indebtedness evidenced by this Note or any part thereof or any other indebtedness secured by this Deed of Trust shall remain unpaid, that Borrower shall: (i) observe and perform duly and punctually all the obligations imposed upon any lessor under the Leases and not to do or permit to be done anything to impair the value thereof; (ii) enforce the performance of each and every term, provision, covenant, agreement and condition in the Leases to be performed by any lessee thereunder; (iii) appear in and defend any action or proceeding arising under, occurring out of or in any manner connected with any of the Leases, or the obligations, liabilities or duties of Borrower or any lessee under the Leases and, upon request by Lender, to make appearance in the name and on behalf of Lender, but at the expense of Borrower; (iv) exercise any option or election contained in or relating to any of the Leases which Lender shall require; (v) deliver to Lender executed copies of any and all Leases, renewals and extensions of existing Leases and any and all subsequent Leases upon all or any part of the Premises; (vi) deliver to Lender, promptly upon request by Lender, duly executed tenant estoppel certificates with respect to Leases designated by Lender; (vii) deliver to Lender, promptly upon request by Lender, all security deposits held by Borrower pursuant to the terms of the Leases, which Lender shall hold and disburse in accordance with the terms of the Leases; (viii) execute and deliver at the request of Lender all such further assignments and other documents, instruments and assurances with respect to the Leases, Rents and Premises as Lender shall from time to time require in order to effectuate the purposes of this Article; and (ix) deliver other records and instruments, including but not limited to rent rolls and books of account, that Lender shall from time to time require.

2.5

This is a present, absolute, effective, irrevocable and completed assignment by Borrower to Lender of the Leases and Rents and of the right to collect and apply the same, which is not contingent upon Lender being in possession of the Premises. However, so long as there exists no Event of Default, Borrower shall have a conditional license to collect, but not more than one (1) month in advance, all Rents from the Premises, in trust for Lender, and to use the same for payment of Impositions, insurance premiums which Borrower is required to pay hereunder or under the other Loan Documents, all amounts owing to Lender under the Note and the other Loan Documents, and all other costs and expenses relating to the Premises which Borrower is required to pay under the Loan Documents, as and when due, before using said Rents for any other purpose.

2.6

Upon or at any time after the occurrence of an Event of Default, or if any representation or warranty made by Borrower to Lender in connection with the loan evidenced by the Note is untrue in any material respect, Lender may, at its option, but without obligation to do so, without notice to or consent of Borrower, either in person or by agent, without regard for the adequacy of the security for the indebtedness secured hereby, the commission of waste or the solvency of Borrower, with or without bringing any action or proceeding, or by a receiver or trustee to be appointed by a court, enter upon, take possession of, maintain, manage and operate the Premises, make, execute, enforce, modify, alter, cancel and accept the surrender of Leases (whether or not the same extend beyond the term of this Deed of Trust), obtain or evict tenants, fix or modify Rents, refund and collect security deposits, and do any acts which Lender deems proper to protect the security hereof, and either with or without taking possession of the Premises, in its own name or in the name of Borrower, sue for or otherwise demand, collect, receive, and give receipts for all Rents, and apply the same upon the costs of collection thereof, including the fees and costs of agents and attorneys employed by Lender; upon the costs of managing, operating and leasing the Premises, including taxes, insurance, maintenance, repairs, improvements, the fees of professional managing agents, architects, engineers and appraisers, license and permit fees, leasing fees and commissions, and Lender's out-of-pocket expenses; and upon any indebtedness secured hereby, in such order as Lender may determine, subject to applicable statutory requirements, if any. Lender or such a receiver shall be entitled to remain in possession of the Premises and to collect the Rents throughout any statutory period of redemption from a foreclosure sale. The entering upon and taking possession of the Premises, the collection of such Rents and the application thereof as aforesaid shall not cure or waive any Event of Default, or invalidate any act done pursuant to such Event of Default or notice of default. Lender may, without entering into possession or pursuing any other remedy as provided in this section or at law or in equity, or in conjunction with such possession or pursuit of other remedy, give notice to any or all lessees authorizing and directing said lessees to pay Rents directly to Lender. If a lessee receives such a notice, Borrower hereby directs such lessee to make payment pursuant thereto, and it shall be conclusively presumed, as between Borrower and such lessee, that such lessee is obligated and entitled to make such payment to Lender, and that such payment constitutes payment of Rents under the Lease in question. Such notice may be given either in Lender's or in Borrower's name. Borrower shall in every way facilitate the payment of Rents to Lender, when Lender has the right to receive the same hereunder. Lender shall be accountable only for Rents actually collected hereunder and not for the rental value of the Premises. Lender shall not be liable for any security deposit made by any lessee unless and until Lender comes into actual, physical possession and control thereof. Failure of Lender to collect, or discontinuance by Lender from collecting, at any time, and from time to time, any Rents, shall not in any manner affect the rights of Lender to thereafter collect the same.

2.7

Lender shall have the right to take possession of and use, without rental or charge, any fixtures, equipment, furniture, appliances, personal property, books of account and records of Borrower or its agents located in or constituting a part of the Premises in connection with Lender's occupancy, management and operation of the Premises. Lender shall be deemed to be the creditor of any lessee in respect of any assignment for the benefit of creditors and any bankruptcy, arrangement, reorganization, insolvency, dissolution, receivership or other debtor-relief proceeding affecting such lessee; provided, however, that Lender shall not be obligated to file timely claims in such proceedings or to otherwise pursue any creditor's rights therein.

2.8

Borrower shall, at Borrower's sole cost and expense, appear in and defend any dispute, action or proceeding arising under, growing out of or in any manner connected with or affecting any of the Leases or the obligations, duties or liabilities of Borrower or any lessee thereunder, and shall pay all costs and expenses of Lender, including attorneys' fees (prior to trial, at trial and on appeal), in connection with any such dispute, action or proceeding in which Lender may appear or with respect to which it may otherwise incur costs or expenses, whether or not Lender prevails therein.

2.9

Should Borrower fail to make any payment or to do any act as herein provided, then Lender may, but without obligation to do so, without notice or demand to or upon Borrower, and without releasing Borrower from any obligation hereof, make or do the same in such manner and to such extent as Lender may deem necessary or desirable to protect the security hereof, including specifically, without limiting its general powers, appearing in and defending any action or proceeding purporting to affect the security hereof or the rights or powers of Lender, and observing, performing and discharging all or any of the obligations, covenants and agreements of Borrower in the Leases. In exercising any such powers, Lender may pay its costs and expenses, employ counsel and incur and pay attorneys' fees (prior to trial, at trial and on appeal), and shall receive reimbursement thereof from Borrower upon demand. Borrower hereby grants to Lender an irrevocable power of attorney, coupled with an interest, to perform all of the acts and things provided for in this Article as Borrower's agent and in Borrower's name.

2.10

Borrower agrees to reimburse Lender, upon demand, for all sums expended by Lender under the authority hereof, together with interest thereon at the Default Rate specified in the Note from the date expended, and the same shall be added to the indebtedness evidenced by the Note and shall be secured by this Deed of Trust.

2.11

LENDER SHALL NOT BE LIABLE FOR ANY LOSS SUSTAINED BY BORROWER RESULTING FROM LENDER'S FAILURE TO LET THE PREMISES, OR ANY PART THEREOF, OR FROM ANY OTHER ACT OR OMISSION OF LENDER UNDER OR RELATING TO THE LEASES (REGARDLESS OF WHETHER SUCH LOSS IS THE RESULT OF LENDER'S NEGLIGENCE) UNLESS SUCH LOSS IS CAUSED BY THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF LENDER, NOR SHALL LENDER BE OBLIGATED TO PERFORM OR DISCHARGE ANY OBLIGATION, DUTY OR LIABILITY UNDER THE LEASES BY REASON OF THIS INSTRUMENT OR THE EXERCISE OF RIGHTS OR REMEDIES HEREUNDER. Lender shall not be liable for its failure to collect, or its failure to exercise diligence in the collection of, Rents under the Leases, but shall be accountable only for Rents that Lender actually receives. Borrower will indemnify and hold harmless Lender (for purposes of this paragraph, the term "Lender" shall include the directors, officers, partners, employees and agents of Lender and any persons or entities owned or controlled by, owning or controlling, or under common control or affiliated with Lender) from and against, and reimburse Lender for, all claims, demands, liabilities, losses, damages, causes of action, judgments, penalties, costs and expenses (including, without limitation, reasonable attorneys' fees) incurred under the Leases by reason of this instrument or the exercise of rights or remedies hereunder, or which may be asserted against Lender by reason of any alleged obligations or undertakings on its part to perform or discharge any of the terms, covenants or agreements contained in the Leases, including specifically any obligation or responsibility for any security deposits or other deposits delivered to Borrower by any lessee under any Lease and not assigned and delivered to Lender. THE RELEASES AND INDEMNITIES CONTAINED IN THIS PARAGRAPH SHALL INCLUDE CLAIMS, DEMANDS, LIABILITIES, LOSSES, DAMAGES, CAUSES OF ACTION, JUDGMENTS, PENALTIES, COSTS AND EXPENSES (INCLUDING, WITHOUT LIMITATION, REASONABLE ATTORNEYS' FEES) RESULTING FROM THE NEGLIGENCE OF LENDER OR ANY STRICT LIABILITY, BUT NOT THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF

LENDER. The foregoing releases and indemnities shall not terminate upon release or other termination of the assignment pursuant to this paragraph. Any amount to be paid under this paragraph by Borrower to Lender shall be a demand obligation owing by Borrower to Lender, shall bear interest from the date such amount becomes due until paid at the Default Rate stated in the Note, and shall be secured by this Deed of Trust and by any other instrument securing the Note. The assignment pursuant to this paragraph shall not operate to place responsibility upon Lender for the control, care, management or repair of the Premises, nor for the carrying out of any of the terms and conditions of the Leases; nor shall it operate to make Lender responsible or liable for any waste committed on the Premises by the tenants or by any other parties or for any dangerous or defective condition of the Premises, or for any negligence in the management, upkeep, repair or control of the Premises resulting in loss or injury or death to any tenant, licensee, employee or stranger. Lender shall not be deemed to be a partner of, or a joint venturer with, Borrower with respect to the Premises or to be a participant of any kind in the management or operation of the Premises. Neither this assignment, nor the exercise by Lender of its rights hereunder, shall be deemed to constitute Lender a mortgagee in possession of the Premises, unless Lender elects in writing to be so constituted.

2.12

The assignment pursuant to this Article is primary in nature to the obligation evidenced and secured by the Note, this Deed of Trust and any other document given to secure and collateralize the indebtedness secured by this Deed of Trust. Borrower agrees that Lender may enforce this assignment without first resorting to or exhausting any other security or collateral; provided however, that nothing herein contained shall prevent Lender from suing on the Note, foreclosing this Deed of Trust and/or exercising any other right under any document securing the payment of the Note or at law or equity.

2.13

In the event any lessee under the Leases should be the subject of any proceeding under the Federal Bankruptcy Code or any other federal, state or local statute which provides for the possible termination or rejection of any of the Leases assigned hereby, Borrower covenants and agrees that if any Lease is so rejected, no settlement for damages shall be made without the prior written consent of Lender, and any check in payment of damages for rejection of any such Lease will be made payable to both Borrower and Lender. Borrower hereby assigns any such payment to Lender and further covenants and agrees that upon the request of Lender, it will duly endorse to the order of Lender any such check, the proceeds of which will be applied to the Note and other indebtedness secured by this Deed of Trust, principal, interest, attorneys' and collection fees and other amounts, in such order as Lender in its sole discretion may determine.

2.14

Nothing contained herein and no act done or omitted by Lender pursuant to the powers and rights granted it hereunder shall be deemed to be a waiver by Lender of its rights and remedies under the Note or a waiver or curing of any default hereunder or under the Note, and the assignment pursuant to this Article is made and accepted without prejudice to any of the rights and remedies possessed by Lender under the terms of the Note.  The right of Lender to collect said principal sum, interest and indebtedness and to enforce any other security therefor held by it may be exercised by Lender either prior to, simultaneously with, or subsequent to any action taken by it hereunder.

2.15

Notwithstanding (a) the fact that any Lease or the leasehold estate created thereby may be held, directly or indirectly, by or for the account of any person or entity which shall have an interest in the fee estate of the Premises, (b) the operation of law or (c) any other event, lessee's leasehold estate under such Lease shall not merge into the fee estate and the lessee shall remain obligated under such lease as assigned by this assignment.

2.16

In the event of a conflict between that separate Assignment of Leases and Rents dated of even date herewith executed by Borrower in favor of Beneficiary and this Article II, the terms which better insure the payment to Beneficiary of the Rents or which enlarge the rights and remedies of Beneficiary shall govern and control.

ARTICLE III

REMEDIES UPON DEFAULT

3.1

Events of Default. Upon written notice to Borrower, any of the following events will constitute an Event of Default hereunder (an "Event of Default"):

(a)

default in the payment of principal or interest as provided under the terms of the Note or the Loan Agreement, which is not cured within any applicable notice and cure period, if any, provided in the Note or the Loan Agreement with respect to such default; or

(b)

a breach by Borrower of any representation, warranty or covenant in this Deed of Trust which is not cured within any applicable notice and cure period, if any, provided in the Loan Agreement with respect to such breach; or

(c)

the occurrence of any other Event of Default (i.e., not described in (a) or (b) above), as defined in the Loan Agreement or in any of the other Loan Document.

3.2

Acceleration Upon Default, Additional Remedies. Upon the occurrence of an Event of Default, Lender may, at its option, declare all indebtedness secured hereby to be immediately due and payable without presentment, demand, protest or notice of any kind. Thereafter Lender may:

(a)

Either in person or by agent, with or without bringing any action or proceeding, or by a receiver appointed by a court and without regard to the adequacy of its security, enter upon and take possession of the Trust Estate, or any part thereof, in its own name or in the name of Trustee, and do any acts which it deems necessary or desirable to preserve the value, marketability or rentability of the Trust Estate, or any part thereof or interest therein, increase the income therefrom or protect the security hereof and, with or without taking possession of the Trust Estate, sue for or otherwise collect the Rents, including those past due and unpaid, and apply the same, less costs and expenses of operation  and  collection,  including,  without  limitation,  attorneys'  fees,  upon  any indebtedness secured hereby, all in such order as Lender may determine. The entering upon and taking possession of the Trust Estate, the collection of such Rents, and the application thereof as aforesaid, will not cure or waive any default or notice of default hereunder or invalidate any act done in response to such default or pursuant to such notice of default and, notwithstanding the continuance in possession of all or any portion of the Trust Estate or the collection, receipt and application of Rents, Trustee or Lender will be entitled to exercise every right provided for in any of the Loan Documents or by law upon occurrence of any Event of Default, including the right to exercise the power of sale;

(b)

Commence an action to foreclose this Deed of Trust as a mortgage, appoint a receiver, or specifically enforce any of the covenants hereof;

(c)

Deliver to Trustee a written declaration of default and demand for sale, and a written notice of default and election to cause Borrower's interest in the Trust Estate to be sold, which notice Trustee or Lender shall cause to be duly filed for record in the Official Records of the County in which the Trust Estate is located; or

(d)

Exercise all other rights and remedies provided herein, in any Loan Document or other document or agreement now or hereafter securing all or any portion of the obligations secured hereby, or by law.

3.3

Foreclosure By Power of Sale. Should Lender elect to foreclose by exercise of the power of sale herein contained, Lender shall notify Trustee and shall deposit with Trustee this Deed of Trust and the Note and such receipts and evidence of expenditures made and secured hereby as Trustee may require.

(a)

Upon receipt of such notice from Lender, Trustee shall cause to be recorded, published and delivered to Borrower and such other persons and entities as are entitled thereto, such Notice of Default and Election to Sell as then required by law and by this Deed of Trust. Trustee shall, without demand on Borrower, after lapse of such time as may then be required by law and after recordation of such Notice of Default and after Notice of Sale having been given as required by law, sell the Trust Estate at the time and place of sale fixed by it in said Notice of Sale, either as a whole, or in separate lots or parcels or items as Trustee deems expedient, and in such order as it may determine, at public auction to the highest bidder for cash in lawful money of the United States payable at the time of sale. Trustee shall deliver to such purchaser or purchasers thereof its good and sufficient deed or deeds conveying the property so sold, but without any covenant or warranty, express or implied. The recitals in such deed of any matters or facts will be conclusive proof of the truthfulness thereof. Any person, including, without limitation, Borrower, Trustee or Lender, may purchase at such sale and Borrower hereby covenants to warrant and defend the title of such purchaser or purchasers.

(b)

After deducting all costs, fees and expenses of Trustee and of this Trust, including costs of evidence of title in connection with sale, Trustee shall apply the proceeds of sale in the following priority, to payment of: (i) first, all sums expended by Lender or Trustee under the terms hereof, not then repaid, with accrued interest at the Default Rate; (ii) second, all other sums then secured hereby in such order and amounts as Lender in its sole discretion determines; and (iii) the remainder, if any, to the person or persons legally entitled thereto.

(c)

Subject to California Civil Code § 2924g, Trustee may postpone sale of all or any portion of the Trust Estate by public announcement at such time and place of sale, and from time to time thereafter may postpone such sale by public announcement or subsequently noticed sale, and without further notice make such sale at the time fixed by the last postponement, or may, in its discretion, give a new notice of sale.

3.4

Appointment of Receiver. Upon the occurrence of an Event of Default, Lender, as a matter of right and without notice to Borrower or anyone claiming under Borrower, and without regard to the then value of the Trust Estate or the adequacy of any security for the obligations then secured hereby, will have the right to apply to any court having jurisdiction to appoint a receiver or receivers of the Trust Estate, and Borrower hereby irrevocably consents to such appointment and waives notice of any application therefor. Any such receiver or receivers will have all the usual powers and duties of receivers in like or similar cases and all the powers and duties of Lender in case of entry as provided herein and in the Loan Agreement and will continue as such and exercise all such powers until the later of (i) the date of confirmation of sale of the Trust Estate; (ii) the disbursement of all proceeds of the Trust Estate collected by such receiver and the payment of all expenses incurred in connection therewith; or (iii) the termination of such receivership with the consent of Lender or pursuant to an order of a court of competent jurisdiction.

3.5

Remedies Not Exclusive. Trustee and Lender, and each of them, are entitled to enforce payment and performance of any indebtedness or obligations secured hereby and to exercise all rights and powers under this Deed of Trust or under any Loan Document or other agreement or any laws now or hereafter in force, notwithstanding some or all of the said indebtedness and obligations secured hereby may now or hereafter be otherwise secured, whether by mortgage, deed of trust, pledge, lien, assignment or otherwise. Neither the acceptance of this Deed of Trust nor its enforcement whether by court action or pursuant to the power of sale or other powers herein contained, will prejudice or in any manner affect Trustee's or Lender's right to realize upon or enforce any other security now or hereafter held by Trustee or Lender, it being agreed that Trustee and Lender, and each of them, is entitled to enforce this Deed of Trust and any other security now or hereafter held by Lender or Trustee in such order and manner as they or either of them may in their absolute discretion determine. No remedy herein conferred upon or reserved to Trustee or Lender is intended to be exclusive of any other remedy herein or by law provided or permitted, but each is cumulative and is in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute. Every power or remedy given by any of the Loan Documents to Trustee or Lender or to which either of them may be otherwise entitled, may be exercised, concurrently or independently, from time to time and as often as may be deemed expedient by Trustee or Lender and either of them may pursue inconsistent remedies.

3.6

Request for Notice. Borrower hereby requests a copy of any notice of default and that any notice of sale hereunder be mailed to it at the address set forth in Section 5.5 of this Deed of Trust.

ARTICLE IV

SECURITY AGREEMENT

4.1

Creation of Security Interest. Borrower hereby grants to Lender a security interest in and to all the Personal Property to secure Borrower's obligations hereunder and under the other Loan Documents.

4.2

Representations, Warranties and Covenants of Borrower. Borrower hereby represents, warrants and covenants (which representations, warranties and covenants will survive creation of any indebtedness of Borrower to Lender and any extension of credit thereunder) as follows:

(a)

The Personal Property is not used or bought for personal, family or household purposes.

(b)

The tangible portion of the Personal Property will be kept on or at the Premises; and Borrower shall not, without the prior written consent of Lender, remove the Personal Property or any portion thereof therefrom except such portions or items of Personal Property which are consumed or worn out in ordinary usage, all of which will be promptly replaced by Borrower with similar items of comparable value.

(c)

At the request of Lender, Borrower shall join Lender in executing one or more financing statements and fixture filings pursuant to the Uniform Commercial Code of California as in effect in the State of California ("Uniform Commercial Code"), in form satisfactory to Lender and shall pay the cost of recording and filing the same in all public offices wherever recording or filing is deemed by Lender to be necessary or desirable.

(d)

Borrower's principal place of business is in the State of California at 2361 McGaw Avenue, Irvine, CA 92614. Borrower does not do business under any trade name except as previously disclosed in writing to Lender. Borrower shall immediately notify Lender in writing of any change in its place of business or the adoption or change of any trade name or fictitious business name and shall, upon request of Lender, execute any additional financing statements or other certificates necessary to reflect the adoption or change in trade name or fictitious business name.

(e)

Borrower shall immediately notify Lender of any claim against the Personal Property adverse to the interest of Lender therein.

4.3

Use of Personal Property by Borrower. Until the occurrence and during the continuance of an Event of Default, Borrower may have possession of the Personal Property and use it in any lawful manner not inconsistent with this Deed of Trust and not inconsistent with any policy of insurance thereon.

4.4

Remedies Upon an Event of Default.

(a)

In addition to the remedies provided in Section 3.2, upon the occurrence and during the continuance of an Event of Default, Lender may, at its option, do any one or more of the following:

(i)

Either personally, or by means of a court appointed receiver, take possession of all or any of the Personal Property and exclude therefrom Borrower and all others claiming under Borrower, and thereafter hold, store, use, operate, manage, maintain and control, make repairs, replacements, alterations, additions and improvements to and exercise all rights and powers of Borrower with respect to the Personal Property or any part thereof. In the event Lender demands or attempts to take possession of the Personal Property in the exercise of any rights under this Deed of Trust, Borrower agrees to promptly turn over and deliver possession thereof to Lender;

(ii)

Without notice to or demand upon Borrower, make such payments and do such acts as Lender may deem necessary to protect its security interest in the Personal Property (including, without limitation, paying, purchasing, contesting or compromising any lien or encumbrance, whether superior or inferior to such security interest) and in exercising any such powers or authority to pay all expenses (including, without limitation, litigation costs and reasonable attorneys' fees) incurred in connection therewith;

(iii)

Require Borrower from time to time to assemble the Personal Property, or any portion thereof, at a place designated by Lender and reasonably convenient to both parties, and promptly deliver such Personal Property to Lender or an agent or representative designated by Lender. Lender and its agents and representatives have the right to enter upon any or all of Borrower's premises and property to exercise Lender's rights hereunder;

(iv)

Realize upon the Personal Property or any part thereof as herein provided or in any manner permitted by law and exercise any and all of the other rights and remedies conferred upon Lender by this Deed of Trust, by any other Loan Document or by law, either concurrently or in such order as Lender may determine. Without limiting the generality of the foregoing, Lender may proceed, in any sequence, (i) to exercise its rights under Section 3.2 and Section 3.3 with respect to all or any portion of the Trust Estate and all or any portion of the Personal Property, (ii) to exercise its rights under this Section 4.4 with respect to all or any portion of the Personal Property, and (iii) to exercise its rights under the provisions  of Section 9604 of the Uniform Commercial Code;

(v)

Sell or cause to be sold in such order as Lender may determine, as a whole or in such parcels as Lender may determine, the Personal Property and the remainder of the Trust Estate;

(vi)

Sell, lease or otherwise dispose of the Personal Property at public sale, upon terms and in such manner as Lender may determine. Lender may be a purchaser at any sale; and

(vii)

Exercise any remedies of a secured party under the Uniform Commercial Code or any other applicable law.

(b)

Unless the Personal Property is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Lender shall give Borrower at least five (5) days' prior written notice of the time and place of any public sale of the Personal Property or other intended disposition thereof to be made. Such notice may be mailed to Borrower at the address set forth in Section 5.5.

(c)

The proceeds of any sale under Section 4.4(a) will be applied as follows:

(i)

To the repayment of the reasonable costs and expenses of taking, holding and preparing for the sale and the selling of the Personal Property (including, without limitation, costs of litigation and attorneys' fees) and the discharge of all Impositions, liens and encumbrances, and claims thereof, if any, on the Personal Property prior to the security interest granted herein (except any Impositions or liens and encumbrances subject to which such sale has been made);

(ii)

To the payment of all indebtedness and obligations owing to Lender under the Note and other Loan Documents, all Hedge Agreements and all other obligations that are secured by this Deed of Trust, in such order as Lender determines; and

(iii)

The surplus, if any, will be paid to Borrower or to whomsoever may be lawfully entitled to receive the same, or as a court of competent jurisdiction may direct.

(d)

Lender has the right to enforce one or more remedies under this Section 4.4 successively or concurrently; and such action will not operate to estop or prevent Lender from pursuing any further remedy that it may have. Any repossession or retaking or sale of the Personal Property pursuant to the provisions hereof will not operate to release Borrower until full payment of any deficiency has been made in cash.

4.5

Security Agreement. This Deed of Trust constitutes and is deemed to be a "security agreement" for all purposes of the Uniform Commercial Code; and Lender is entitled to all the rights and remedies of a "secured party" under the Uniform Commercial Code.

4.6

Financing Statement and Fixture Filing. This Deed of Trust is intended to be and constitutes a fixture filing pursuant to the provisions of the Uniform Commercial Code with respect to all fixtures included within the Trust Estate and is being recorded as a fixture financing statement and filing under the Uniform Commercial Code, and covers property, goods and equipment which are or are to become fixtures related to the Premises. Borrower covenants and agrees that this Deed of Trust is to be filed in the real estate records of the county where the Premises is located and shall also operate from the date of such filing as a fixture filing in accordance with Subsections 9-502(b) and (c) and other applicable provisions of the Uniform Commercial Code. This Deed of Trust shall also be effective as a financing statement covering minerals or the like (including oil and gas) and accounts subject to the Uniform Commercial Code, as amended, and is to be filed for record in the real estate records of the county where the Premises is situated. Borrower shall be deemed to be the "debtor" and Lender shall be deemed to be the "secured party" for all purposes under the Uniform Commercial Code. The full name of Borrower and Borrower's type of organization, and the full name of Lender and Lender's type of organization, are set forth on the signature page of this Deed of Trust. The mailing address of Borrower and Lender are set forth in Section 5.5 (Notices) below. Borrower is the record owner of the Premises. Borrower grants to Lender a security interest in all existing and future goods which are now or in the future become fixtures relating to the Premises and the proceeds thereof, including, without limitation, the goods and proceeds thereof described in Exhibit B. Borrower hereby authorizes Lender or Trustee to file any financing statement or financing statement amendment covering the Personal Property or relating to the security interest created herein without the signature of Borrower, as debtor. Borrower shall pay all costs of filing such financing statements and any extensions, renewals, amendments and releases thereof, and shall pay all reasonable costs and expenses of any record searches for financing statements as Lender may require. Without the prior written consent of Lender, Borrower shall not create or suffer to be created pursuant to the Uniform Commercial Code any other security interest in such items, including replacements and additions thereto. Upon the occurrence and during the continuance of an Event of Default, Lender will have the remedies of a secured party under the Uniform Commercial Code and, at Lender's option, may also invoke the other remedies provided in this Deed of Trust.

4.7

Filings to Perfect Security. Lender may (and is hereby authorized to) file with any filing office such financing statements, amendments, addenda, continuations, terminations, assignments and other records (whether or not executed by Borrower) as Lender may deem necessary in its sole discretion to perfect and to maintain perfected security interests in the Collateral. Such documents may designate Lender as the secured party and Borrower as the debtor, identify Lender's security interest in the Personal Property, and contain any other items required by law or deemed necessary by Lender. Upon Lender's request, Borrower shall execute any such documents (whether or not required by law). Any such filings made by Lender prior to Borrower's execution of this Agreement are hereby authorized, ratified and confirmed by Borrower. Borrower shall pay to Lender on demand any reasonable out-of-pocket expenses incurred by Borrower in connection with the preparation, execution and filing of any such filings.

ARTICLE V

MISCELLANEOUS

5.1

Amendments. This instrument cannot be waived, changed, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of any waiver, change, discharge or termination is sought.

5.2

Borrower Waiver of Rights.  Borrower waives to the extent permitted by law, (i) the benefit of all laws now existing or that may hereafter be enacted providing for any appraisement before sale of any portion of the Trust Estate, (ii) all rights of redemption, valuation, appraisement, stay of execution, notice of election to mature or declare due the whole of the secured indebtedness and marshalling in the event of foreclosure of the liens hereby created, and (iii) all rights and remedies which Borrower may have or be able to assert by reason of the laws of the State of California pertaining to the rights and remedies of sureties; provided, however, nothing contained herein will be deemed to be a waiver of Borrower's rights under Section 2924c of the California Civil Code. Without limiting the generality of the foregoing, Borrower waives, to the extent permitted by law, all rights to direct the order in which any of the Trust Estate will be sold in the event of any sale or sales pursuant hereto and to have any of the Trust Estate or any other property now or hereafter constituting security for the indebtedness secured hereby marshaled upon any foreclosure of this Deed of Trust or of any other security for any of such indebtedness.

5.3

Statements by Borrower. Borrower shall, within ten (10) days after written notice thereof from Lender, deliver to Lender a written statement stating the unpaid principal of and interest on the Note and any other amounts secured by this Deed of Trust and stating whether any offset or defense exists against such principal and interest.

5.4

Loan Statement Fees. Borrower shall pay the amount demanded by Lender or its authorized loan servicing agent for any statement regarding the obligations secured hereby; provided, however, that such amount may not exceed the maximum amount allowed by law at the time request for the statement is made.

5.5

Notices. All notices, requests and demands to be made hereunder to the parties hereto must be in writing and must be delivered to the applicable address stated below by any of the following means: (a) personal service; (b) electronic communication, whether by telex, telegram or telecopying (if confirmed in writing sent by registered or certified, first class mail, return receipt requested); or (c) registered or certified, first class mail, return receipt requested. Such addresses may be changed by notice to the other parties given in the same manner as provided above. Any notice, demand or request sent pursuant to either subsection (a) or (b) hereof will be deemed received upon such personal service or upon dispatch by electronic means, and, if sent pursuant to subsection (c) will be deemed received three (3) days following deposit in the mail.

To Lender:

Minnesota Bank & Trust

7701 France Avenue South, Suite 110

Edina, MN  55435

Attention:  Mr. Eric P. Gundersen, SVP

To Borrower:

PDEX Franklin LLC c/o Pro-Dex, Inc.

2361 McGaw Avenue

Irvine, CA 92614

Attention: Alisha K. Charlton

To Trustee:

The Heritage Escrow Company

2855 Michelle Drive, Suite 270

Irvine, CA 92606

Attention:

Janet Tilbury, Senior Escrow Officer

5.6

Acceptance by Trustee. Trustee accepts this Trust when this Deed of Trust, duly executed and acknowledged, is made a public record as provided by law.

5.7

Captions. The captions or headings at the beginning of each Section hereof are for the convenience of the parties and are not a part of this Deed of Trust.

5.8

Invalidity of Certain Provisions. Every provision of this Deed of Trust is intended to be severable. If any term or provision hereof is declared to be illegal or invalid for any reason whatsoever by a court of competent jurisdiction, such illegality or invalidity will not affect the balance of the terms and provisions hereof, which terms and provisions will remain binding and enforceable. If the lien of this Deed of Trust is invalid or unenforceable as to any part of the debt, or if such lien is invalid or unenforceable as to any part of the Trust Estate, the unsecured or partially unsecured portion of the debt must be completely paid prior to the payment of the remaining secured portion of the debt, and all payments made on the debt, whether voluntary or under foreclosure or other enforcement action or procedure, will be considered to have been first paid on and applied to the full payment of that portion of the debt which is not secured or fully secured by the lien of this Deed of Trust.

5.9

Subrogation. To the extent that proceeds of the Note are used to pay any outstanding lien, charge or prior encumbrance against the Trust Estate, such proceeds have been or will be advanced by Lender at Borrower's request and Lender will be subrogated to any and all rights and liens held by any owner or holder of such outstanding liens, charges and prior encumbrances, irrespective of whether said liens, charges or encumbrances are released.

5.10

Attorneys' Fees. If the Note is not paid when due or if any Event of Default occurs, Borrower promises to pay all costs of enforcement and collection, including but not limited to, reasonable attorneys' fees, whether or not such enforcement and collection includes the filing of a lawsuit.

5.11

GOVERNING LAW. THIS DEED OF TRUST IS GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF CALIFORNIA.

5.12

Joint and Several Obligations. Should this Deed of Trust be signed by more than one party, all obligations herein contained will be deemed to be the joint and several obligations of each party executing this Deed of Trust. Any married person signing this Deed of Trust agrees that recourse may be had against community assets and against his separate property for the satisfaction of all obligations contained herein.

5.13

Interpretation. In this Deed of Trust the singular includes the plural and the masculine includes the feminine and neuter and vice versa, if the context so requires.

5.14

Reconveyance by Trustee. Upon written request of Lender stating that all sums secured hereby have been paid and all other obligations secured hereunder have been discharged in full (including all amounts owing by, and all other obligations of, Borrower under any Hedge Agreements), and upon surrender of this Deed of Trust and the Note to Trustee for cancellation and retention and upon payment by Borrower of Trustee's fees, Trustee shall reconvey to Borrower, or to the person or persons legally entitled thereto, without warranty, any portion of the Trust Estate then held hereunder. The recitals in such reconveyance of any matters or facts will be conclusive proof of the truthfulness thereof. The grantee in any reconveyance may be described as "the person or persons legally entitled thereto." When the Premises have been fully reconveyed, the last such reconveyance will operate as a reassignment of all future rents, issues and profits of the Premises to the person or persons legally entitled thereto. Notwithstanding the foregoing or anything else contained in the Loan Documents which may be construed to the contrary, prior to any full release or full reconveyance of the Deed of Trust, all Hedge Agreements shall have been terminated (and with respect to any partial releases of this Deed of Trust, Lender may require any Hedge Agreements to be terminated and discontinued as it deems necessary and/or Lender may require an additional paydown of the Loan so that the remaining collateral is, in Lender's sole discretion, adequate to fully secure the amounts owing under the Loan Documents and all amounts that may come due under the Hedge Agreements or could become due thereunder upon the termination thereof), and any and all settlement payments and other payments, fees and costs owing by Borrower with respect to such Hedge Agreements shall be paid prior to any such release or reconveyance. Lender's rights under this Section 5.14 shall be in addition to any and all other rights of Lender under the Hedge Agreements and applicable law.

5.15

Counterparts. This document may be executed and acknowledged in counterparts, all of which executed and acknowledged counterparts together constitute a single document. Signature and acknowledgment pages may be detached from the counterparts and attached to a single copy of this document to physically form one document, which may be recorded.

5.16

Debtor-Creditor Relationship. Nothing contained herein or in any Loan Document will be deemed to create or construed to create a partnership, joint venture or any relationship other than that of debtor-creditor. Borrower and Lender expressly disclaim any intent to create a partnership or joint venture pursuant to this Deed of Trust, any other Loan Document, or any other document related hereto or thereto.

5.17

Waiver. To the fullest extent permitted by law, Borrower hereby waives the provisions of Section 431.70 of the California Code of Civil Procedure and all amendments thereto.

[Signature on Following Page]

IN WITNESS WHEREOF, Borrower has executed this Deed of Trust as of the day and year first above written.

EXHIBIT A

LEGAL DESCRIPTION

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE CITY OF TUSTIN, IN THE COUNTY OF ORANGE, STATE OF CALIFORNIA, AND IS DESCRIBED AS FOLLOWS:

PARCEL A:

LOT 38 OF TRACT NO. 8590, IN THE CITY OF TUSTIN, COUNTY OF ORANGE, STATE OF CALIFORNIA, AS SHOWN ON A MAP RECORDED IN BOOK 346, PAGES 19 THROUGH 24, INCLUSIVE OF MISCELLANEOUS MAPS, RECORDS OF ORANGE COUNTY, CALIFORNIA.

EXCEPTING THEREFROM THE LAND, ALL OIL, OIL RIGHTS, MINERALS, MINERAL RIGHTS, NATURAL GAS RIGHTS AND OTHER HYDROCARBONS BY WHATSOEVER NAME KNOW, GEOTHERMAL STEAM, AND ALL PRODUCTS DERIVED FORM ANY OF THE FOREGOING, THAT MAY BE WITHIN OR UNDER THE LAND, TOGETHER WITH THE PERPETUAL RIGHT OF DRILLING, MINING, EXPLORING AND OPERATING THEREFOR, AND STORING IN AND REMOVING THE SAME FROM SAID LAND OR ANY OTHER LAND, INCLUDING THE RIGHT TO WHIPSTOCK OR DIRECTIONALLY DRILL AND MINE FROM LANDS OTHER THAN THE LAND, OIL OR GAS WELLS, TUNNELS AND SHAFTS INTO, THROUGH OR ACROSS THE SUBSURFACE OF THE LAND, AND TO BOTTOM SUCH WHIPSTOCKED OR DIRECTIONALLY DRILLED WELLS, TUNNELS AND SHAFTS UNDER AND BENEATH OR BEYOND THE EXTERIOR LIMITS THEREOF, AND TO REDRILL, RETUNNEL, EQUIP, MAINTAIN, REPAIR, DEEPEN AND OPERATE ANY SUCH WELLS OR MINES, WITHOUT HOWEVER, THE RIGHT TO DRILL, MINE, STORE, EXPLORE AND OPERATE THROUGH THE SURFACE OR THE UPPER 500 FEET OF THE SUBSURFACE OF THE LAND, AS RESERVED BY THE IRVINE COMPANY IN THE DEED RECORDED FEBRUARY 26,1976 IN BOOK 11656, PAGE 1935 OF OFFICIAL RECORDS.

APN: 432-472-21

PARCEL B:

EASEMENTS FOR VEHICULAR AND PEDESTRIAN INGRESS AND EGRESS, DRIVEWAY AND PARKING PURPOSES AS DESCRIBED AND SET FORTH IN THAT CERTAIN DECLARATION OF ESTABLISHMENT OF EASEMENTS RECORDED NOVEMBER 30, 1990 AS INSTRUMENT NO. 90-632492, AS AMENDED BY THAT CERTAIN AMENDMENT TO DECLARATION OF ESTABLISHMENT OF EASEMENTS RECORDED NOVEMBER 12, 1998 AS INSTRUMENT NO. 19980767973, BOTH OF OFFICIAL RECORDS.

APN: 432-472-21

EXHIBIT A

EXHIBIT B

DESCRIPTION OF PERSONAL PROPERTY

(a)

All personal property, including all goods, supplies, equipment, furniture, furnishings, fixtures, machinery, inventory and construction materials which Borrower now or hereafter owns or in which Borrower now or hereafter acquires an interest or right, including those which are now or hereafter located on or affixed to the Premises or used or useful in the operation, development, use or occupancy thereof, including any interest of Borrower in and to personal property which is leased or subject to any superior security interest, and all books, records, leases and other documents, of whatever kind or character, relating to the Premises;

(b)

All fees, income, rents, issues, profits, earnings, receipts, royalties and revenues which, after the date hereof and while any portion of the indebtedness secured hereby remains unpaid, may accrue from said goods, fixtures, furnishings, equipment and building materials or any part thereof or from the Premises or any part thereof, or which may be received or receivable by Borrower from any hiring, using, letting, leasing, subhiring, subletting, or subleasing thereof;

(c)

All of Borrower's present and future rights to receive payments of money, services or property, including rights to all deposits from tenants of the Premises, rights to receive capital contributions from Borrower's [members,] amounts payable on account of the sale of [membership] interests in Borrower, accounts receivable, deposit accounts, chattel paper, notes, drafts, contract rights (including all rights to payment under all purchase and sale agreements and other contracts), instruments, general intangibles and principal, interest and payments due on account of goods sold, services rendered, loans made or credit extended, together with title or interest in all documents evidencing or securing the same;

(d)

All other intangible property and rights relating to the Premises or the operation thereof, or used in connection therewith, including all governmental permits relating to development or other activities on the Premises, all names under or by which the Premises may at any time be operated or known, all rights to carry on business under any such names, or any variant thereof, all trade names and trademarks relating in any way to the Premises, good will in any way relating to the Premises, and all licenses and permits relating in any way to, or to the operation of, the Premises;

(e)

Borrower's rights under all insurance policies covering the Premises or any of the aforesaid collateral, and all proceeds, loss payments and premium refunds payable regarding the same;

(f)

All reserves, deferred payments, deposits, refunds, cost savings and payments of any kind relating to the use and development of the Premises;

(g)

All water stock relating to the Premises;

(h)

All causes of action, claims, compensation and recoveries for any damage to or condemnation or taking of the Premises or the aforesaid collateral, or for any conveyance in lieu thereof, whether direct or consequential, or for any damage or injury to the Premises or the aforesaid collateral, or for any loss or diminution in value of the Premises or the aforesaid collateral;

(i)

All architectural, structural, mechanical and engineering plans and specifications prepared for construction of improvements or extraction of minerals or gravel from the Premises and all studies, data and drawings related thereto; and also all contracts and agreements of Borrower relating to the aforesaid plans and specifications or to the aforesaid studies, data and drawings or to the construction of improvements on or extraction of minerals or gravel from the Premises;

(j)

All Borrower's rights in proceeds of the loan evidenced by the Note (as defined in the Loan Agreement);

(k)

All present and future deposit accounts of Borrower held with Lender, including, without limitation, any demand, time, savings, passbook or like accounts maintained by Borrower with Lender, and all money, funds, instruments, securities, cash, cash equivalents and all other property of any nature whatsoever held with Lender, whether or not deposited in any such deposit account;

(l)

without limiting any of the foregoing, any or all other present or future "fixtures," "equipment," "software," "inventory," "goods," "general intangibles," "payment intangibles," "commercial tort claims," "accounts," "contract rights," "instruments," "promissory notes," "investment property," "letter of credit rights," "letters of credit," "deposit accounts" and "documents" (as such quoted terms are defined in or encompassed by the California Uniform Commercial Code, as now or hereafter amended) located on, used in the operation of, arising or derived from or in way relating to the Premises, Hedge Agreements (as defined in the Loan Agreement) or Swap Transactions (as defined in the Loan Agreement); and

(m)

all proceeds of the foregoing.

All terms used herein which are defined in the California Uniform Commercial Code (as now or hereafter amended) shall have the same meanings when used herein, unless the context requires otherwise.

EXHIBIT C

SUMMARY OF MINNESOTA BANK & TRUST (“LENDER”) INSURANCE REQUIREMENTS FOR MORTGAGE LOANS

BORROWER: PDEX Franklin LLC

A.

LIABILITY INSURANCE

Commercial General Liability Policy or Policy Declarations Pages or Binders of Insurance, or such other evidence of insurance acceptable to Lender in its sole discretion, naming the Borrower as an insured, providing coverage on an “occurrence” or a “claims made” basis and written by a carrier approved by the Lender, with a current A.M. Best’s Insurance Guide Rating of at least A – VIII (which is authorized to do business in the state in which the property is located) that affirmatively includes the following, either in the standard policy terms or by separate endorsement to the policy:

1.

Combined general liability policy limit of at least $1,000,000.00 each occurrence with $5,000,000 aggregate subject to $3,000,000 per location applying liability for Bodily Injury, Personal Injury, Property Damage, Products and Completed Operations which combined limit may be satisfied by the limit afforded under the Commercial General Liability Policy, or by such Policy in combination with the limits afforded by an Umbrella or Excess Liability Policy (or policies); provided, the coverage afforded under any such Umbrella or Excess Liability Policy is at least as broad in all material respects as that afforded by the underlying Commercial General Liability Policy.

2. [Intentionally Omitted].
3. Aggregate limit to apply per location.
4. Borrower’s coverage is primary and non-contributory with any insurance or self- insurance carried by Lender.
4. Waiver of Subrogation against any party whose interests are covered in the policy.
5. Additional Insured Endorsement naming Lender as an additional insured.

II.

PROPERTY INSURANCE

All-Risk Hazard Insurance Policy or Policy Declarations Pages or Binders of Insurance, or such other evidence of insurance acceptable to Lender in its sole discretion, naming the Borrower as an insured, reflecting coverage of 100% of the replacement cost, and written by a carrier approved by Lender with a current A.M. Best's Insurance Guide Rating of at least A- VIII (which is authorized to do business in the state in which the property is located) that affirmatively includes the following, either in the standard policy terms or by separate endorsement to the policy:

1.

Lender Clause Endorsement naming Minnesota Bank & Trust, its successors and assigns, as their interests may appear, as Lender, with a 30-day notice to Lender in the event of cancellation or non-renewal.

2. Lender's Loss Payable Endorsement (ISO 1218 or similar) with a 30-day notice to Lender in the event of cancellation or non-renewal.
3. Replacement Cost Endorsement.
4. [Intentionally Omitted].
5. No Coinsurance Clause.
6. Boiler and Machinery Coverage (aka Electrical and Mechanical Breakdown).
7. Sprinkler Leakage Coverage.
8. Vandalism and Malicious Mischief Coverage.
9. Flood Insurance, if applicable, covering the building(s) and contents owned by the Borrower

10.

Loss of Rents Insurance in an amount of not less than 100% of one year's Rental Value of the Project.  "Rental Value" must include:

a)

The total projected gross rental income from tenant occupancy of the Project as set forth in the Budget,

b)

The amount of all charges which are the legal obligation of tenants and which would otherwise be the obligation of Borrower, and

c)

The fair rental value of any portion of the Project which is occupied by Borrower

or

One year's business interruption insurance in an amount acceptable to Lender.
11. Collapse Coverage.
12. Earthquake Coverage, if applicable.
13. Coastal & Other Wind Coverage (as applicable for gulf and east coast properties).
14. Extra Expense Coverage.
15. Borrower’s coverage is primary and non-contributory with any insurance or self- insurance carried by Lender.
16. Waiver of Subrogation against any party whose interests are covered in the policy.
17. Demolition and Increased Cost of Construction.
18. The Lender must be the only loss payee as to the Collateral covered by the Lender’s Deed of Trust.